UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2005
S1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24931	58-2395199
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3500 Lenox Road, Suite 200, Atlanta, GA 30326
(Address of Principal Executive Offices, including Zip Code)
(404) 923-3500
(Registrant’s Telephone Number, including Area Code)
(Former Name, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02. Results of Operations and Financial Conditions.
     On October 17, 2005, S1 Corporation (the “Company”) issued a press release regarding preliminary financial results for the third quarter ended September 30, 2005.
     A copy of the press release dated October 17, 2005 announcing the preliminary financial results for the third quarter ended September 30, 2005 is attached hereto as exhibit 99.1
Item 2.05. Costs Associated with Exit or Disposal Activities.
     On October 14, 2005, S1 committed to a plan to change to its organization that will reduce operating costs and align the Company with the needs of its customers. Under the new structure, S1 is organizing in business units, each of which will be designed around solution sets and addressable markets. The Company expects to complete this re-organization by the end of the fourth quarter ending December 31, 2005.
     The Company expects this realignment to reduce its annual operating expenses by $20 to $22 million by the end of 2005. The expense reduction results from an approximate 8% reduction in employee headcount as well as consolidation of some facilities. The Company expects to record non-recurring charges of between $14 million and $15 million during the third and fourth quarters of 2005 comprised primarily of: (1) approximately $10 million of one-time employee termination benefits; and (2) approximately $4 million to $5 million to consolidate certain office facilities. Approximately $10 million of these charges will be paid in the fourth quarter of 2005, with the remainder being paid over the following 20 quarters.
     A copy of the Company’s press release dated October 17, 2005 announcing the organizational realignment is attached hereto as exhibit 99.1 and incorporated herein by reference.
     Statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends” or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC’s web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits
(c)     Exhibits

Exhibit No.	Description
99.1	Press release dated October 17, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Richard P. Dobb
Richard P. Dobb
Vice President, General Counsel and Secretary

Date: October 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated October 17, 2005.